Exhibit 99.1
I. INDIVIDUAL SMOKER CASES
Alabama
Campbell, Willie et al. v. Brown & Williamson Tobacco Corporation et al., Case No. CV-02-184-MJ-C, USDC, Southern District, Alabama. Three individuals suing. The case is presently scheduled for trial in April 2008.
California
Donaldson, et al. v. Raybestos Manhattan, Inc., et al., Case No.998147, Superior Court of California, County of San Francisco (case filed 9/25/98). Two individuals suing. The case has been stayed on appeal.
District of Columbia
Sims, et al. v. Philip Morris, Inc., et al., Case No. 1:01CV01107, USDC, District of Columbia (case filed 5/23/01). Three individuals suing. On February 10, 2003, United States District Court Judge Kessler denied plaintiffs motion for class certification. Plaintiffs subsequently filed motions seeking reconsideration and reversal of the order denying class certification, the last of which was filed on 12/07/2004. No further action has been taken since December, 2004.
Florida
Arnold, James, et al. v. Brown & Williamson Corporation, et al., Case No. 04 00472, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County (case filed 01/16/04). One individuals suing. Abated pending resolution of Engle.
Austin, W., v. R. J. Reynolds , et al., Case No. 05-00680, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County. One individual suing. Abated pending resolution of Engle.
Bagshaw, S. v. R.J. Reynolds, et. al., Case No. 06-4768, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County. One individual suing.
Blake, et al. v. R. J. Reynolds, et al., Case No. 01-13549, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 6/7/01). Two individuals suing. Abated pending resolution of Engle.
Bradley, et al. v. American Tobacco, et al., Case No. 6:02-CV-01385, USDC, Middle District, Florida. Two individuals.
Britan, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 01-13451, County Court of the 11th Judicial Circuit, Florida, Miami-Dade County. One individual suing. Abated pending resolution of Engle.

Broome, et al. v. RJ Reynolds Tobacco Company, et al., Case No. 04-3997, Circuit Court, of the 13th Judicial Circuit, Florida, Hillsborough County. One individual suing. Abated pending resolution on Engle.
Brown, Eileen v. R. J. Reynolds Tobacco Company, et al., Case No. 05-04822, Circuit Court, of the 13th Judicial Circuit, Florida, Hillsborough County. One individual suing. Abated pending resolution of Engle.
Brown, Jackie v. R. J. Reynolds Tobacco Company, et al., Case No. 05-0790, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County. One individual suing. Abated pending resolution of Engle.
Brown, S., et al. v. Liggett Group Inc., et al., Case No. 03-18552 CA 04, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 08/11/03). Two individuals suing. Abated pending resolution of Engle.
Cagle, et al. v. Brown & Williamson Corporation, et al., Case No. 02 10718, 13th Judicial Circuit, Florida, Hillsborough County (case filed 11/22/02). Two individuals suing. Abated pending resolution of Engle.
Calhoun, C., et al. v. Brown & Williamson Corporation, et al., Case No. 02-7970, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County (case filed 8/27/02). Two individuals suing. Abated pending resolution of Engle.
Callahan, et ux. v. Brown & Williamson Tobacco Corporation, et al., Case No. 05-10313,
Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County, (case filed 5/19/05). Two individuals suing. Case dismissed by order dated March 15, 2006. Plaintiff is appealing dismissal order.
Ciccone, et al. v. Brown & Williamson Tobacco Corporation, et al., Case No. 0413258, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 8/19/04). One individual suing. Abated pending resolution of Engle.
Clark, Carol M. v. R. J. Reynolds Tobacco Company, et al., Case No. 02-16981, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County, (case filed 7/3/02). One individual suing. Abated pending resolution of Engle.
Coffey v. Brown & Williamson Corporation, et al., Case No. 01-09335, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County. One individual suing. Abated pending resolution of Engle.
Cotto, et al. v. Brown & Williamson Corporation, et al., Case No. 03-748, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County (case filed 1/22/03). Two individuals suing. Abated pending resolution of Engle.

Colic, et al v. Brown & Williamson Corporation, et al., Case No. 03-10844, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County. One individual suing. Abated pending resolution of Engle.
Cowart v. Liggett Group Inc, et al., Case No.98-01483CA, Circuit Court of the 11th Judicial Circuit, Florida, Duval County (case filed 3/16/98). One individual suing.
Cox v. R. J. Reynolds Tobacco Company, et al., Case No. 05-00677, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County. One individual suing. Abated pending resolution of Engle.
Davis, Beverly, et al. v. Liggett Group Inc., et al., Case No. 02-48914, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 10/4/02). Liggett is the sole defendant tobacco company in this action. Jury decision in April 2004 awarded compensatory damages of $540,000 against Liggett. In addition, plaintiff’s counsel was awarded legal fees of $752,000. Liggett has appealed both judgments in separate appeals which are pending.
Ditslear v. R. J. Reynolds Tobacco Company, et al., Case No. 05-0899, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County. One individual suing. Abated pending resolution of Engle.
Dougherty v. Philip Morris Inc., et al., Case No. 1999 32074 CICI, Circuit Court, Florida, Volusia County (case filed 11/17/99). One individual suing.
Duecker v. Liggett Group Inc., Case No. 98-03093 CA, Circuit Court of the 4th Judicial Circuit, Florida, Duval County (case filed 7/5/98). One individual suing. Liggett is the only tobacco company defendant.
Ferlanti, et al. v. Liggett Group Inc., et al., Case No.0321697, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 12/11/03). One individual suing on behalf of a decedent smoker. Liggett is the sole defendant tobacco company in this action. In March 2005, the court granted Liggett’s motion for summary judgment disposing of the case in its entirety. The plaintiff appealed that decision and, on June 7, 2006, the Fourth District Court of Appeals reversed and remanded the action back to the trial court.
Fuchs v. R. J. Reynolds Tobacco Company, et al., Case No. 05-00681, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County. One individual suing. Abated pending resolution of Engle.
Garcia v. v. R.J. Reynolds, et al., Case No. 05-04159, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County. One individual suing. Abated pending resolution of Engle.

Gherardi, Joan v. Philip Morris Incorporated, et al. Case 01-28584 CA 03 Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 11/29/01). One individual suing. Abated pending resolution of Engle.
Grant, et al. v. Brown & Williamson Corporation, et al., Case No. 03-2673-Div. I, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County. One individual suing. Abated pending resolution of Engle.
Gray, et al. v. The American Tobacco Co., et al., Case No. 97-21657 CA 42, Circuit Court of the 11th Judicial Circuit, Florida, Putnam County (case filed 10/15/97). Two individuals suing. Abated pending resolution of Engle.
Guarch, et al. v. Philip Morris Incorporated, et al., Case No. 02-3308 CA 22, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 2/5/02). Two individuals suing. Abated pending resolution of Engle.
Harris, et al. v. Brown & Williamson, et al., Case No. 97-1151, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 7/21/97). Two individuals suing. Abated pending resolution of Engle.
Harris, Donald, et al. v. Brown & Williamson Corporation, et al., Case No. 02-8105, 13th Judicial Circuit, Florida, Hillsborough County. One individual suing. Abated pending resolution of Engle.
Hayhurst, et al. v. Liggett Group Inc., et al., Case No. 03-12302, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 7/14/03). Two individuals suing.
Hearne v. RJ Reynolds Tobacco Company, et al., Case No. 06-00550, 13th Judicial Circuit, Florida, Hillsborough County. One individual suing. Abated pending resolution of Engle.
Hecker v. Brown & Williamson Corporation, et al., Case No. 03-9336, 13th Judicial Circuit, Florida, Hillsborough County. One individual suing. Abated pending resolution of Engle.
Hutto, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 05-02552, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County. One individual suing. Abated pending resolution of Engle.
Jones, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 02-21922 CA 22, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 08/29/02). Two individuals suing. Abated pending resolution of Engle.
Larkin, Paul, v. R. J. Reynolds Tobacco Company, et al., Case No. 11th Judicial Circuit Miami-Dade, 02-2829 CA 32 (case filed 01/31/02) One individual suing. Abated pending resolution of Engle.

Laschke, et al. v. R.J. Reynolds, et al., Case No. 96-8131-CI-008, Circuit Court of the 6th Judicial Circuit, Florida, Pinellas County (case filed 12/20/96). Two individuals suing. Dismissal reversed on appeal. Remanded to the 6th Judicial Circuit. Motions to dismiss by the defendants have been filed.
Lewis, et al. v. R.J. Reynolds, et al., Case No. 05-02167, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County. One individual suing. Abated pending resolution of Engle.
Levine v. R.J. Reynolds, et al., Case No. CL 95-98769 (AH), Circuit Court of the 15th Judicial Circuit, Florida, Palm Beach County (case filed 7/24/96). One individual suing.
Lobley v. Philip Morris, et al., Case No. 97-1033-CA-10-L, Circuit Court of the 18th Judicial Circuit, Florida, Seminole County (case filed 7/29/97). Two individuals suing. Abated pending resolution of Engle.
Lukacs, John v. R. J. Reynolds Tobacco Company, et al., Circuit Court of the 11th Judicial Circuit Court, Florida, Miami-Dade County. One individual suing. In June 2002, the jury awarded $37,500,000 in compensatory damages, which was subsequently reduced to approximately $24,860,000. The jury found Liggett 50% responsible. Entry of the final judgment, along with plaintiff’s motion to tax cost and attorneys’ fees, were stayed pending appellate review of the Engle final judgment. See Note 8, Contingencies, for a more detailed discussion of this case.
McBride, et al. v. Brown & Williamson, et al., Case No. 02-0585, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County (case filed 6/4/02). One individual suing. Abated pending resolution of Engle.
McDonald, et al. v. Brown & Williamson, et al., Case No. 03-4767, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County (case filed 5/19/03). One individual suing. Abated pending resolution of Engle.
McInteer v. R.J. Reynolds Tobacco Company, et al., Case No. 05-00947, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County. One individual suing. Abated pending resolution of Engle.
Meckler, et al. v. Brown & Williamson, et al., Case No. 97-03949-CA, Circuit Court of the 4th Judicial Circuit, Florida, Duval County (case filed 7/10/97). One individual suing.
Morgan vs. Brown & Williamson, et al., Case No. 02-07084-CA, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County (case filed 8/8/02). One individual suing. Abated pending resolution of Engle.

Quinn, et al. v. Brown & Williamson Corporation, et al., Case No. 03-4768, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County (case filed 5/19/03). One individual suing. Abated pending resolution of Engle.
Richards,Virgil Pltf. v. Brooke Group Holdings Inc., et al. Dfts., Hillsborough County Thirteenth Judicial Circuit Court, Hillsborough, FL, Case No. 06:005873, Civil Division (case filed 7/7/06). One individual suing.
Rawls, et al. v. Liggett Group Inc., et al., Case No. 97-01354 CA, Circuit Court of the 4th Judicial Circuit, Florida, Duval County (case filed 3/6/97). One individual suing.
Rodriguez v. Philip Morris Incorporated, et al., Case No. 02-04912-CA-11, Circuit Court, Florida, Miami-Dade County. One individual suing. Abated pending resolution of Engle.
Rupe, et al v. R J Reynolds Tobacco Company, et al., Case No. 04-2527, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County. One individual suing. Abated pending resolution of Engle.
Schuman, et al. v. R. J. Reynolds Tobacco Company, Case No. 04-9409, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County. One individual suing. Abated pending resolution of Engle.
Serrano, Olga v. Philip Morris Incorporated, et al., Case No. 02-19609 CA 01, Circuit Court, of the 11th Judicial Circuit Court, Florida, Miami-Dade County. One individual suing. Abated pending resolution of Engle.
Shaw, Barbara, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 05-2863, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County. One individual suing. Abated pending resolution of Engle.
Sheehan v. Brown & Williamson Corporation, et al., Case No. 01-9559, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County. One individual suing. Abated pending resolution of Engle.
Shirah, et al. v. Brown & Williamson Corporation, et al., Case No. 03-1589-Div. C, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County. Two individual suing. Abated pending resolution of Engle.
Smith, James R. v. R.J. Reynolds, et. al Case No. 06-2690-Div. K, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County (filed 3/28/06). One individual suing as personal representative of the estate of decedent, Margaret K. Smith. Abated pending resolution of Engle.

Spry, Ronald, et al., v. Liggett Group LLC et al., Volusia County Circuit Court, Florida. The two named plaintiffs are Ronald Spry and his wife, Margaret Spry. The named defendants are Liggett Group LLC (directly and as parent to Liggett & Myers, Inc.) and R.J. Reynolds Tobacco Company.
Stafford v. Brown & Williamson, et al., Case No. 97-7732-CI-019, Circuit Court of the 6th Judicial Circuit, Florida, Pinellas County (case filed 11/14/97). One individual suing. Abated pending resolution of Engle.
Stewart, et al. v. R.J. Reynolds, et al., Case No. 97 2025 CA, Circuit Court of the 5th Judicial Circuit, Florida, Lake County (case filed 9/16/97). Two individuals suing. Abated pending resolution of Engle.
Stewart, A., et al. v. R.J. Reynolds, et al., Case No. 99-39630-CA-F, Circuit Court, Brevard County (case filed 12/1/99). Two individuals suing. On June 27th, 2002, the action was abated pending resolution of Engle. The case was stricken from the March 29, 2002 trial docket. The only other action since that time is a Suggestion of Bankruptcy filed by the retailer defendant, Winn-Dixie Stores, on October 6, 2005.
Strohmetz v. Philip Morris, et al., Case No. 98-03787 CA, Circuit Court of the 4th Judicial Circuit, Florida, Duval County (case filed 7/16/98). One individual suing.
Thomson, Barry, v. R.J. Reynolds, et al., Case No. 97-400-CA, Circuit Court of the 7th Judicial Circuit, Florida, Flagler County (case filed 9/2/97). One individual suing.
Ventura v. R.J. Reynolds Tobacco Co., et al., Case No. 97-27024 CA (09), Circuit Court of the 11th Judicial Circuit, Florida, Dade County (case filed 11/26/97). One individual suing.
Walker v. Brown & Williamson Corporation, et al., Case No. 03-8482, 13th Judicial Circuit, Florida, Hillsborough County. (case filed 09/11/03). One individual suing. Abated pending resolution of Engle.
Ward v. Brown & Williamson Corporation, et al., Case No. 03-8480, 13th Judicial Circuit, Florida, Hillsborough County. (case filed 09/11/03). One individual suing. Abated pending resolution of Engle.
Wells v. R. J. Reynolds Tobacco Company, et al., Case No. 02 21340 CA 30, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 8/22/02). One individual suing. Abated pending resolution of Engle.
Weldon, et al. v. R J Reynolds Tobacco Company, et al., Case No. 04-2530, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County. One individual suing. Abated pending resolution of Engle.

Witt v. Brown & Williamson Corporation, et al., Case No. 04-8530, 13th Judicial Circuit, Florida, Hillsborough County. One individual suing. Abated pending resolution of Engle.
Zima, et al. v. R J Reynolds Tobacco Company, et al., Case No. 05-06109, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County. One individual suing. Abated pending resolution of Engle.
Georgia
Brown-Jones v. The American Tobacco Co., et al., Case No. 98-RCCV-28, Superior Court of Georgia, Richmond County (case filed 1/13/98). Two individuals suing.
Louisiana
Badon, et ux. v. RJR Nabisco Inc., et al., Case No. 10-13653, 38th Judicial District, Louisiana, Cameron Parish (case filed 5/24/94). Six individuals suing. In July 2006, an intermediate appellate court affirmed the lower court’s dismissal of certain claims, including punitive damages. It remains to be seen whether plaintiffs will seek further appeal of this decision to the Louisiana Supreme Court or proceed with the remaining claims before the trial court.
Dimm, et al. v. R.J. Reynolds, et al., Case No. 53919, 18th Judicial District Court, Parish of Iberville, Louisiana. Seven individuals suing.
Hunter, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 2002/18748m District Court, Parish of Orleans, Louisiana. (12/4/2002) Two Individuals suing.
Newsom, et al. v. R.J. Reynolds, et al., Case No. 105838, 16th Judicial District Court, Parish of St. Mary, Louisiana (case filed 5/17/00). Five individuals suing.
Oser v. The American Tobacco Co., et al., Case No. 97-9293, Civil District of the Judicial District Court, State of Louisiana, Orleans Parish (case filed 5/27/97). One individual suing.
Racca, et al. v. R. J. Reynolds, et al., Case No. 10-14999, 38th Judicial District Court, State of Louisiana, Cameron Parish (case filed 7/16/98). Eleven individuals suing.
Reese, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 2003-12761, 22nd Judicial District Court, Louisiana, St. Tammany (case filed 6/10/03). Five individuals suing.
Maryland
Christensen, Nona, et al. v. Philip Morris, Inc., et al., Case No. 24-C-01-003927, Circuit Court, Maryland, Baltimore City. Two individuals suing. The Court of Special Appeals reversed the trial court’s granting of summary judgment and remanded the case to the Circuit Court for Baltimore City. Defendants sought review before the Maryland Court of Appeals, which was granted on October 3, 2005. That appeal was argued on February 7, 2006 and the parties are currently awaiting a decision.
Doxzon, et. al. v. Quigley Co., Inc., et. al., Case No. 24-X-04-000437, Circuit Court, Maryland, Baltimore City. Plaintiff is suing individually and as personal representative of the estate of her father . Plaintiff had previously sued asbestos company defendants and has now joined certain tobacco company defendants, including Liggett.
Hands, et al. v. A C and S Inc., et al., Case No. 24-X-96-103517, Circuit Court, Maryland, Baltimore City. Four individuals suing.
Ingram, et al. v. B. F. Goodrich Company, et al., Case No. 24-X-01-002030, Circuit Court, Maryland, Baltimore City (case filed 12/10/01). Two individuals suing.
Lineberry, Kemper, et. al. v. John Crane-Houdaille, Inc. et. al Case No. 24-X04-001056, Circuit Court, Maryland, Baltimore City (case filed 3/20/06). One individual suing individually and as personal representative of the estate of Mildred Lineberry. Plaintiff had previously sued asbestos company defendants and has now joined certain tobacco company defendants, including Liggett.
Rachuba, Catherine D., et. al. v. John Crane-Houdaille, Inc. et al Case. No. 24-X03-000861, Circuit Court, Maryland, Baltimore City (case filed 3/21/06). Three individuals suing on behalf of decedents. Plaintiffs had previously sued certain asbestos company defendants and has now joined certain tobacco company defendants, including Liggett.
Satterfield, Georgia et al v. Quigley Company, Inc., et al. Asbestos Litigation. One individual suing.
Mississippi
Angelethy, et al. v. R. J. Reynolds, et al., Case No. 02-KV-0315-J, Circuit Court, Mississippi, Adams County (case filed 4/21/03). Six individuals suing.
Banks, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 2000-136, Circuit Court, Mississippi, Jefferson County (case filed 12/22/2000). Six individuals suing.
Barker, Pearlie, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 2001-64, Circuit Court, Mississippi, Jefferson County (case filed 3/30/01). Three individuals suing.
Bell, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 2001-271, Chancery Court, Mississippi, Jefferson County (case filed 12/18/01). Six individuals suing. Judgments of dismissal are pending as to the six plaintiffs.

Blythe v. Rapid American Corporation, et al., Case No. CI 96-0080-AS, Circuit Court, Mississippi, Jackson County (case filed 9/23/96). One individual suing.
Brown, Glayson, et al. v. R.J. Reynolds Tobacco Company, et al., Case No. 2001-0022(1) Circuit Court, Mississippi, George County (case filed 3/30/01). 224 individuals suing.
Chambliss, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 2001-273, Circuit Court, Mississippi, George County (case filed 12/21/01). Four individuals suing. Judgments of dismissal are pending as to the only two remaining plaintiffs.
Cochran, et al. v. R. J. Reynolds, et al., Case No. 2002-0366(3), Circuit Court, Mississippi, George County (case filed 12/31/02). One individual suing.
Combustion Engineering, et al. v. R. J. R. Nabisco, Inc., et al., Case No. 2001-86, Circuit Court, Mississippi, Claiborne County (case filed 4/18/01). Five individuals and Combustion Engineering are suing.
Combustion Engineering, et al. v. R. J. R. Nabisco, et al., Case No. 2000-617, Circuit Court, Mississippi, Jefferson County (case filed 4/18/01). Claims of plaintiff Combustion Engineering were dismissed with prejudice by order dated 8/26/04. The claims of individual plaintiffs are still pending. Five individuals are suing.
Fisher, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 02-0196, Circuit Court, Mississippi, Wilkinson County (case filed 4/29/03). Five individuals suing.
Gasket Holdings, et al. v. RJR Nabisco, Inc., et al., Case No. 2000-225, Circuit Court, Mississippi, Jefferson County (case filed 4/18/01). Claims of plaintiff Gasket Holdings were dismissed with prejudice by Agreed Final Judgment of Dismissal dated 6/16/04. The claims of individual plaintiffs are still pending.
Goss, et al. v. R. J. Reynolds Tobacco Company, et al., Case No.2002-308, Chancery Court, Mississippi, Adams County (case filed 4/25/02). Two individuals suing.
Harried, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 2002-041, Chancery Court, Mississippi, Jefferson County (case filed 03/01/02). Two individuals suing. Judgments of dismissal are pending as to the two plaintiffs.
Harris, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 2002-853, Chancery Court, Mississippi, Adams County (case filed 4/21/03). Six individuals suing.
Humphrey, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 2000-608, Circuit Court, Mississippi, Jefferson County (case filed 12/1/00). Thirty individuals are suing.
Jennings, et al. v. R. J. Reynolds, et al., Case No. 2000-238, Circuit Court, Mississippi, Claiborne County (case filed 11/2/00). Fourteen individuals suing.

Kaiser Aluminum and Chemical Corporation, et al. v. R. J. R. Nabisco, Inc., et al., Case No. 2000-615, Circuit Court, Mississippi, Jefferson County (case filed 12/15/00). Claims of plaintiff Kaiser Aluminum and Chemical Corporation were dismissed with prejudice by Agreed Final Judgment of Dismissal dated 6/16/04. The claims of four individual plaintiffs are still pending.
Kelly, et al. v. R. J. Reynolds, et al., Case No. 2002-404, Circuit Court, Mississippi, Claiborne County (case filed 5/28/03). Seven individuals suing.
McDougel, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 2002-040, Chancery Court, Mississippi, Jefferson County (case filed 03/01/02). Three individuals suing.
McGee, et al. v. Philip Morris Incorporated, et al., Case No. 2000-596, Circuit Court, Mississippi, Jefferson County (case filed 11/16/00). Nineteen individuals suing.
Mitchell, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 2002-392, Chancery Court, Mississippi, Adams County (case filed 05/28/02). Three individuals suing.
Murphy, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 2002-390, Chancery Court, Mississippi, Adams County (case filed 05/28/02). Three individuals suing.
Oliver, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 2001-275, Chancery Court, Mississippi, Jefferson County (case filed 12/21/01). Four individuals are suing.
Patterson, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 5:04cv174, USDC, Southern District, Mississippi, Western Division (case filed 7/7/04). One individual suing. Judgment of dismissal was filed on July 13, 2006. Plaintiff has until August 13, 2006 to take an appeal from this dismissal.
Pilgram, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. G2002-2374W/4, Chancery Court, Mississippi, Hinds County (case filed 12/30/02). Eighteen individuals suing.
Smith, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 2002-391, Chancery Court, Mississippi, Adams County (case filed 05/28/02). Three individuals suing.
Starks, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 2002-071, Chancery Court, Mississippi, Jefferson County (case filed 04/25/02). Three individuals suing.
T&N, LTD, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 2001-87, Circuit Court, Mississippi, Claiborne County (case filed 4/18/01). Liggett & Myers and Brooke Group were dismissed 8/16/01; Liggett Group Inc. is still a defendant. Claims of plaintiff T&N, Ltd. were dismissed with prejudice by Agreed Final Judgment of Dismissal dated 6/16/04. The claims of three individual plaintiffs are pending.

T&N, LTD, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 2000-618, Circuit Court, Mississippi, Jefferson County (case filed 4/18/01). Liggett & Myers and Brooke Group were dismissed 8/16/01; Liggett Group Inc. is still a defendant. Claims of plaintiff T&N, Ltd. were dismissed with prejudice by Agreed Final Judgment of Dismissal dated 6/16/04. The claims of three individual plaintiffs are pending.
Thomas, Ezell, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 96-0065, Circuit Court, Mississippi, Jefferson County (case filed 1996). Four individuals suing.
W. R. Grace, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 2001-58, Circuit Court, Mississippi, Jefferson County (case filed 3/23/01). Liggett & Myers and Brooke Group were dismissed 8/16/01; Liggett Group Inc. is still a defendant. This suit was automatically stayed due to plaintiff’s bankruptcy filing. As such, the trial court administratively closed its filing pending remand from the bankruptcy court or a motion to reopen.
White, et al. v. Philip Morris, Inc. et al., Case No. 97-0053, Chancery Court, Mississippi, Jefferson County (case filed 4/24/97). Three individuals suing.
Wilson, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 2002-208, Chancery Court, Mississippi, Adams County (case filed 03/15/02). Four individuals suing.
Woods, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 2002-06, Chancery Court, Mississippi, Claiborne County (case filed 1/9/02). Two individuals are suing.
Missouri
Alexander v. Brown & Williamson Tobacco Corporation, et al., Case No. 03-CV-237223, Circuit Court, Missouri, Jackson County (case filed 5/21/03). This case was originally brought as a single action on behalf of nineteen individual plaintiffs against the major tobacco company defendants. On May 23, 2005, the court granted defendants’ motions to sever the nineteen plaintiffs into nineteen individual actions, and plaintiffs and their claims were severed into separate actions for trial and assigned with individual case identification numbers. The first of the nineteen individual actions, VanDenberg, was tried and resulted in a defense verdict in February, 2006. (See description of VanDenberg and other Alexander-related cases below). One of these cases, Beasley (see below), is presently scheduled for trial in 2006.
Barnes v. Brown & Williamson Tobacco Corporation, et al., Case No. 03-CV-237224, Circuit Court, Missouri, Jackson County (case filed 5/21/03). One individual suing. See Alexander.
Baryo, et al. v. Philip Morris, Inc., et al., U.S. District Court, Western District of Missouri, Western Division, Case No. 05-1182-CV-W-REL. Three individuals suing. Trial set for April 2008.

Beasley v. Brown & Williamson Tobacco Corporation, et al., Case No. 03-CV-237225, Circuit Court, Missouri, Jackson County (case filed 5/21/03). One individual suing. See Alexander. Trial set for November 2006.
Bradley v. Brown & Williamson Tobacco Corporation, et al., Case No. 03-CV-237227, Circuit Court, Missouri, Jackson County (case filed 5/21/03). One individual suing. See Alexander.
Brown v. Brown & Williamson Tobacco Corporation, et al., Case No. 03-CV-237228, Circuit Court, Missouri, Jackson County (case filed 5/21/03). One individual suing. See Alexander.
Collins v. Brown & Williamson Tobacco Corporation, et al., Case No. 03-CV-237229, Circuit Court, Missouri, Jackson County (case filed 5/21/03). One individual suing. See Alexander.
Crawford, Brenda L. v. Brown & Williamson Tobacco Corporation, et al., Case No. 03-CV-237230, Circuit Court, Missouri, Jackson County (case filed 5/21/03). One individual suing. See Alexander.
Crawford, Calvin v. Brown & Williamson Tobacco Corporation, et al., Case No. 03-CV-237231, Circuit Court, Missouri, Jackson County (case filed 5/21/03). One individual suing. See Alexander.
Creevey v. Brown & Williamson Tobacco Corporation, et al., Case No. 03-CV-237232, Circuit Court, Missouri, Jackson County (case filed 5/21/03). One individual suing. See Alexander.
Davis, et al. v. American Tobacco Company, et al., Case No. 2:00-CV-26-CEJ, USDC, Missouri, Eastern District (case filed 9/25/00). Two individuals suing.
Frost, et al v. Liggett Group Inc., et al. Case No. 05CV-24065, Circuit Court, Missouri, Jackson County (case filed 8/26/05). One individual suing on behalf of a decedent smoker. Liggett is the only tobacco manufacturing defendant, along with a tobacco retailer defendant. Trial set for May 2007.
Hayes v. Brown & Williamson Tobacco Corporation, et al., Case No. 03-CV-237234, Circuit Court, Missouri, Jackson County (case filed 5/21/03). One individual suing. See Alexander.
Herzig v. Brown & Williamson Tobacco Corporation, et al., Case No. 03-CV-237235, Circuit Court, Missouri, Jackson County (case filed 5/21/03). One individual suing. See Alexander.

Inskeep v. Brown & Williamson Tobacco Corporation, et al., Case No. 03-CV-237236, Circuit Court, Missouri, Jackson County (case filed 5/21/03). One individual suing. See Alexander.
Nuzum v. Brown & Williamson Tobacco Corporation, et al., Case No. 03-CV-237237, Circuit Court, Missouri, Jackson County (case filed 5/21/03). One individual suing. See Alexander. The trial was recently continued from a September 2006 setting, but, a new trial date has not yet been set.
VanDenBurg v. Brown & Williamson Tobacco Corporation, et al., Case No. 03-CV-237238, Circuit Court, Missouri, Jackson County (case filed 5/21/03). One individual suing. See Alexander. Trial of this action began on January 4, 2006. In February 2006, the jury returned a verdict in favor of the defendants on all counts. Plaintiff’s motion for new trial was denied on June 19, 2006 and will likely take an appeal from the verdict.
Walrath v. Brown & Williamson Tobacco Corporation, et al., Case No. 03-CV-237239, Circuit Court, Missouri, Jackson County (case filed 5/21/03). One individual suing. See Alexander.
Walton v. Brown & Williamson Tobacco Corporation, et al., Case No. 03-CV-237240, Circuit Court, Missouri, Jackson County (case filed 5/21/03). One individual suing. See Alexander.
Wheeler v. Brown & Williamson Tobacco Corporation, et al., Case No. 03-CV-237241, Circuit Court, Missouri, Jackson County (case filed 5/21/03). One individual suing. See Alexander.
New York
Brantley v. The American Tobacco Company, et al., Case No. 114317/01, Supreme Court of New York, New York County (case filed 7/01). One individual suing.
Debobes v. The American Tobacco Company, et al., Case No. 29544/92, Supreme Court of New York, Nassau County (case filed 10/97). One individual suing.
Gouveia v. Fortune Brands, Inc., et al., Case # 210641/04, Supreme Court, Rensselaer County (case filed 8/1997). Two individuals suing.
Hausrath, et al. v. Philip Morris Inc., et al, Case No. I2001-09526, Superior Court, New York, Erie County (case filed 01/24/02). Two individuals suing. Trial set for November 2006.
Hobart v. The American Tobacco Company, et al., Case No. 102869/02, Supreme Court of New York, New York County (case filed 11/5/97). One individual suing.
James v. The American Tobacco Company, et al., Case No. 103034/02, Supreme Court of New York, New York County (case filed 11/97). One individual suing.

McCormack v. The American Tobacco Company, et al., Case No. 102864/02, Supreme Court of New York, New York County (case filed 10/97). One individual suing.
Shea, et al. v. The American Tobacco Company, et al., Case No. 008938/03, Supreme Court of New York, Nassau County (case filed 10/97). Two individuals suing.
Standish, et al. v. The American Tobacco Co., et al., Case No. 18418-97, Supreme Court of New York, Bronx County (case filed 7/28/97). One individual suing.
Tomasino v. The American Tobacco Company, et al., Case # 027182/97, Supreme Court of New York, Nassau County (case filed 10/97). Two individuals suing. A status hearing is set for September 15, 2006.
Tormey, Thomas M., et al. v. The American Tobacco, et al., Case No. 2005-0506, Supreme Court of New York, Onondaga County (case filed 1/25/05). Two individuals suing.
Yedwabnick, Bernard, et al. v. The American Tobacco Company, et al., Case No. 20525/97, Supreme Court of New York, Queens County (case filed 9/19/97). Six individuals suing.
Ohio
Croft, et al. v. Akron Gasket & Packing, et al., Case No. CV04541681, Court of Common Pleas, Ohio, Cuyahoga County. Two individuals suing.
Pennsylvania
Buscemi v. Brown & Williamson, et al., Case No. 002007, Court of Common Pleas, Pennsylvania, Philadelphia County (case filed 9/21/99). Two individuals suing.
West Virginia
Brewer, et al. v. The American Tobacco Company, et al., Case No. 01-C-82, Circuit Court, West Virginia, Ohio County. Two individuals suing.
Little, W. v. The American Tobacco Company, et al., Case No. 01-C-235, Circuit Court, West Virginia, Ohio County (case filed 6/4/01). One individual suing.
II. CLASS ACTION CASES
Brown, et al. v. The American Tobacco Company, et al., Case No. 711400, Superior Court of California, County of San Diego (case filed 10/1/97). This personal injury class action is brought on behalf of plaintiffs and all similarly situated allegedly injured smokers resident in California. In April 2001, the court granted in part plaintiffs’ motion for class certification. In March 2005, the court granted defendants’ motion to decertify the case based on a recent change in California law. In April 2005, the court denied plaintiffs’ motion for reconsideration of the order that decertified the case. The plaintiffs have appealed. Oral argument is scheduled for August 14, 2006. See Note 8, Contingencies, for a more detailed discussion of this case.
Engle, et al. v. R.J. Reynolds, et al., Case No. 94-08273 CA 20, Circuit Court, Florida, Dade County (case filed 5/5/94). This personal injury class action was brought on behalf of certain named plaintiffs and all similarly situated allegedly injured smokers resident in Florida. The case was certified as a class action in October 1994. Trial commenced in July 1998. A judgment for compensatory and punitive damages was entered in November 2000. The judgment was reversed in its entirety by an intermediate appellate court in May 2003. On July 7, 2006, the Florida Supreme Court affirmed in part and reversed in part the May 2003 intermediate appellate court decision. Among other things, the Florida Supreme Court affirmed the intermediate appellate court’s decision decertifying the class and the order vacating the punitive damages award, but upheld certain trial court determinations and allowed plaintiffs to proceed to trial on individual liability issues and compensatory and punitive damage issues. See Note 8, Contingencies, for a more detailed discussion of this case.
Cleary, et al. v. Philip Morris, Inc., et al., Case No. 98 L06427, Circuit Court of the State of Illinois, Cook County (case filed 6/3/98). This personal injury class action is brought on behalf of plaintiff and all similarly situated smokers resident in Illinois.
Plaintiff’s motion for class certification is set for hearing on August 10, 2006.
Young, et al. v. The American Tobacco Company, et al., Case No. 2:97-CV-03851, Civil District Court, State of Louisiana, Orleans Parish (case filed 11/12/97). This personal injury class action is brought on behalf of plaintiff and all similarly situated residents in Louisiana who were allegedly injured by exposure to second-hand smoke.
Lowe, et al. v. Philip Morris Incorporated, et al., Case No. 0111-11835, Circuit Court, Oregon, Multnomah County (case filed 11/19/01). This personal injury class action involves medical monitoring claims brought on behalf of plaintiff and all Oregon residents who have smoked cigarettes. Class action seeks payments for costs of medical monitoring for current and former smokers. In September 2003, the court granted defendants’ motion to dismiss the complaint, and plaintiffs have appealed to the Oregon Court of Appeals. Oral argument on that appeal was held in September 2005 and there has been no further activity since that time.
Schwab, et al. v. Philip Morris USA, Inc., et al., Case No. CV-04 1945, USDC, Eastern District of New York (case filed 5/11/04). This class action seeks economic damages on behalf of plaintiffs and all others similarly situated under the RICO act challenging the practices of defendants in connection with the marketing, advertising, promotion, distribution and sale of light cigarettes in comparison to regular cigarettes delivering lower levels of tar and/ or nicotine. Plaintiffs’ motion for certification of a nationwide class and defendants’ motions for summary judgment have been filed, and are set for hearing on September 13, 2006. See Note 8, Contingencies, for a more detailed discussion of the case.

In Re: Tobacco Litigation (Personal Injury Cases), Case NO. 00-C-5000, Circuit Court, West Virginia, Ohio County. Although not technically a class action, the court has consolidated for trial on some common related issues approximately 1,000 individual smoker actions, that were pending prior to 2001. A trial has been set for March 2007 on certain liability and punitive damages claims common to the consolidated claims. Liggett has been severed from the trial of the consolidated action.
In Re: Tobacco Litigation (Medical Monitoring) (Blankenship), Case No. 00-C-6000, Circuit Court, West Virginia, Ohio County. Class action seeking payments for costs of medical monitoring for current and former smokers. Liggett was severed from the trial of the other tobacco company defendants. Judgment upon jury verdict in favor of other tobacco company defendants was affirmed by the West Virginia Supreme Court in May 2004, which denied plaintiff’s petition for rehearing during July of 2004. Plaintiffs did not seek further appellate review of this matter and the case has been concluded in favor of the other defendants.
Parsons, et al. v. Liggett Group Inc., et al., Case No. 98-C-388, Circuit Court, State of West Virginia, Kanawha County (case filed 4/9/98). This personal injury class action is brought on behalf of plaintiff’s decedent and all West Virginia residents having claims for personal injury arising from exposure to both cigarette smoke and asbestos fibers. The action is stayed as a result of bankruptcy petitions filed by three defendants.
Smith, et al. v. Philip Morris Companies, Inc., et al., Case No. 00-CV-26, District Court, Kansas, Seward County (case filed 2/7/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of Kansas. The court granted class certification in November 2001.
Romero, et al. v. Philip Morris Companies, Inc. et al., Case No. D0117 CV-00000972, District Court, Rio Arriba County, New Mexico (case filed 4/10/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of New Mexico. Plaintiffs’ motion for class certification was granted in April 2003. In February 2005, the New Mexico Supreme Court affirmed the trial court’s certification order. The plaintiffs have moved for summary judgment. On June 30, 2006, the trial court granted defendants’ motions for summary judgment. Plaintiffs have not yet indicated whether they will appeal the decision.
III. GOVERNMENTAL ACTIONS
United States of America v. Philip Morris, Inc., et al., Case No. 1:99CVO2496, USDC, District of Columbia (case filed 9/22/99). The United States of America seeks to recover the proceeds received, and to be received, by tobacco company defendants and certain affiliates for wrongful sales of tobacco products. In October 2000, the District Court dismissed the government’s claims pursuant to the Medicare Secondary Payer Act and the Medical Cost Recovery Act, but denied motions to dismiss RICO claims. In February 2005, the United States Court of Appeals for the District of Columbia ruled that disgorgement is not an available remedy. In October 2005, the United States Supreme Court declined to review this decision, although the government could again seek review of this issue following a verdict. Trial of the action concluded in June 2005. Post-trial submissions have been fully submitted, and the parties are awaiting a final decision from the trial court. See Note 8, Contingencies, for a more detailed discussion of the case.
Republic of Panama v. The American Tobacco Company, Inc., et al., Case No. 05C-07-181RRC, Superior Court, State of Delaware, New Castle County (case filed 7/19/05). The Republic of Panama seeks reimbursement of the funds expended on behalf of those injured by and addicted to defendants’ tobacco products. The case was originally filed in Louisiana state court and dismissed based on forum non conviens. Defendants stipulated to venue in Delaware. On July 13, 2006, the court entered an order dismissing the case. The plaintiff has filed a notice of appeal.
The State of Sao Paulo v. The American Tobacco Company, et al., Case No. 05C-07-180RRC, Superior Court, State of Delaware, New Castle County (case filed 7/19/05). The State of Sao Paulo seeks reimbursement of the funds expended on behalf of those injured by and addicted to defendants’ tobacco products. The case was originally filed in Louisiana state court and dismissed based on forum non conviens. Defendants stipulated to venue in Delaware. On July 13, 2006, the court entered an order dismissing the case. The plaintiff has filed a notice of appeal.
City of St. Louis, et al. v. American Tobacco Company, Inc., et al., Case No. CV-982-09652, Circuit Court, State of Missouri, City of St. Louis (case filed 12/4/98). City of St. Louis and approximately 50 area hospitals seek to recover past and future costs expended to provide healthcare to Medicaid, medically indigent, and non-paying patients suffering from tobacco-related illnesses. See Note 8, Contingencies, for a more detailed discussion of case.
Crow Creek Sioux Tribe v. American Tobacco Company, et al., Case No. CV 97-09-082, Tribal Court of the Crow Creek Sioux Tribe, State of South Dakota (case filed 9/26/97). Indian tribe seeks equitable and injunctive relief for damages incurred by the tribe in paying for the expenses of indigent smokers.
IV. THIRD-PARTY PAYOR ACTIONS
Fibreboard Corporation, et al. v. The American Tobacco Company, et al., Case No. 791919-8, Superior Court of California, County of Alameda (case filed 11/10/97). Asbestos company seeks reimbursement for damages paid to asbestos victims for medical and other relief, which damages allegedly are attributable to the tobacco companies. Motions to dismiss have been stayed indefinitely since December 2001.
General Sick Fund (Kupat Holim Clalit) v. Philip Morris, Inc., et al., Case No. 1571/98, District Court, Israel, Jerusalem (case filed 9/28/98). General Sick Fund seeks monetary damages and declaratory and injunctive relief on behalf of itself and all of its members against major United States tobacco manufacturers. Motions filed by the defendants are pending before the Israel Supreme Court, seeking appeal from a lower court’s decision granting leave to plaintiffs for foreign service of process. See Note 8, Contingencies, for a more detailed discussion of the case.
United Seniors Association Inc. v. Philip Morris, et al, Case No. 05-11623, USDC, District of Massachusetts (Boston) (case filed 8/4/05). A seniors group has brought this action pursuant to the private cause of action provisions of Medicare Secondary Payer Act seeking to recover for the Medicare program all expenditures since August 1999 on smoking-relating diseases. In October 2005, the defendants filed a motion to dismiss. Oral argument was held in June 2006.
V. SLAVERY REPARATIONS
In Re: African American Slave Descendants Litigation, Case No. 02C7764 (U.S. Court of Appeals, Seventh Circuit, Chicago, Illinois). Beginning in 2002, Liggett was served in three class actions — Johnson, et al. v. Aetna , Inc., et al., Case No. 02-2712 (USDC, Louisiana, Eastern District); Bankhead, et al. v. Lloyd’s of London, et al., Case No. 05 CV 6966 (USDC, Southern District of New York); and Timothy Hurdle v. Fleet Boston Financial, et al., Case No. 02-02653 (USDC, Northern District of California) — filed on behalf of purported descendants of slaves, seeking reparations from defendants, including Liggett, for alleged profits arising from the use of slave labor. In October 2002, these three actions were transferred to the United States District Court for the Northern District of Illinois by the Judicial Panel on Multi-District Litigation for consolidated pretrial proceedings with other pending slavery reparations actions. In July 2005, the federal district court granted defendants’ motions to dismiss these actions. Thereafter, plaintiffs took appeals from those dismissals to the United States Circuit Court for the Seventh Circuit by three separate notices of appeal (docketed as 05-3265, 05-3266 and 05-3305). In September 2005, these appeals were then consolidated by court order and are currently being briefed by the parties.